UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 16, 2022

Coherent Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056
(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Coherent Corp. (the “Company”) held its Annual Meeting of Shareholders on November 16, 2022 (the “Annual Meeting”). As of September 15, 2022, the record date for the Annual Meeting (the “Record Date”), there were 138,370,570 shares of the Company’s common stock, no par value (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. In addition, 75,000 shares of the Company’s Series B-1 Convertible Preferred Stock, no par value (“Series B-1 Preferred Stock”), and 140,000 shares of the Company’s Series B-2 Convertible Preferred Stock, no par value (“Series B-2 Preferred Stock”), were issued and outstanding as of the Record Date and entitled to vote as one class with the Common Stock on an as-converted basis. A total of 118,389,694 shares of Common Stock, 75,000 shares of Series B-1 Preferred Stock and 140,000 shares of Series B-2 Preferred Stock, representing approximately 89% of the total number of votes entitled to be cast at the Annual Meeting, were present in person or by proxy at the Annual Meeting.

(b) At the Annual Meeting, the Company’s shareholders elected Enrico Digirolamo, David L. Motley, Lisa Neal-Graves and Shaker Sadasivam as Class Two Directors to serve until the Company’s 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Enrico Digirolamo

For	Against	Abstain	Broker Non-Votes
120,372,972	10,747,099	384,485	13,015,357

David L. Motley

For	Against	Abstain	Broker Non-Votes
128,110,968	3,311,630	81,958	13,015,357

Lisa Neal-Graves

For	Against	Abstain	Broker Non-Votes
130,202,844	1,233,657	68,055	13,015,357

Shaker Sadasivam

For	Against	Abstain	Broker Non-Votes
129,346,741	2,071,735	86,080	13,015,357

At the Annual Meeting, the Company’s shareholders approved (on a non-binding advisory basis) the Company’s executive compensation paid to named executive officers in the Company’s fiscal year 2022, as disclosed in the 2022 Proxy Statement (“Proposal 2”). Proposal 2 received the following votes:

For	Against	Abstain	Broker Non-Votes
125,467,665	5,874,006	162,885	13,015,357

At the Annual Meeting, the Company’s shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2023 (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
142,761,468	1,652,091	106,354	—

Item 8.01. Other Events.

On November 17, 2022, the Board of Directors of the Company declared a quarterly dividend of $3.00 per share on its 6.00% Series A Mandatory Convertible Preferred Stock (Nasdaq: IIVIP). The quarterly dividend will be payable in cash on January 1, 2023, to all shareholders of record as of the close of business on December 15, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: November 18, 2022	By:	/s/ Ronald Basso
Ronald Basso
Chief Legal and Compliance Officer